UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2023

Regal Rexnord Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin 53511-6254

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number: (608) 364-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RRX	New York Stock Exchange

Item 8.01.	Other Events.

As previously disclosed, on October 26, 2022, Regal Rexnord Corporation, a Wisconsin corporation (the “Company” or “Regal Rexnord”), entered into an Agreement and Plan of Merger (as amended, supplemented or modified from time to time, the “Merger Agreement”), with Altra Industrial Motion Corp., a Delaware corporation (“Altra”), and Aspen Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into Altra, with Altra surviving the merger (the “Merger”) as a wholly owned subsidiary of the Company.

As of March 22, 2023 the Company and Altra have received all required regulatory approvals to complete the Merger. The closing of the Merger is expected to occur on or around March 27, 2023, subject to the satisfaction or waiver of the remaining closing conditions set forth in the Merger Agreement.

On March 22, 2023, the Company and Altra issued a joint press release announcing the foregoing matters. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, concerning Regal Rexnord, the proposed transaction between Regal Rexnord and Altra (the “Transaction”), and other matters. These forward-looking statements generally include statements regarding the expected timetable for completing the Transaction, the ability to complete the Transaction and other matters. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “target,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions. These forward-looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause actual results to differ materially from the results referred to in the forward-looking statements Regal Rexnord makes in this report include: the possibility that the conditions to the consummation of the Transaction will not be satisfied on the terms or timeline expected, or at all; unexpected difficulties in connection with the Transaction; litigation associated with the Transaction and other risks and uncertainties including, but not limited, to those described in the section entitled “Risk Factors” in Regal Rexnord's Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including Regal Rexnord's Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with Regal Rexnord, please refer to Part I, Item 1A in the Regal Rexnord Annual Report on Form 10-K for the fiscal year ended December 31, 2022 on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this report are made only as of the date of this report and Regal Rexnord undertakes no obligation to update any forward-looking information contained in this report or with respect to the announcements described herein to reflect subsequent events or circumstances.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Joint Press Release issued by Regal Rexnord Corporation and Altra Industrial Motion Corp. on March 22, 2023.
104.1	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL REXNORD CORPORATION

Date: March 23, 2023	By:	/s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary